                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                    REPORTING PERIOD: 12/01/03 - 12/31/03

                                     AMENDED
                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.     ATTACHED     ATTACHED
-------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                     MOR - 1
                                                                               ------------------------------------
     Weekly Receipts & Disbursements                                               A           X
                                                                               ------------------------------------
     Cash Disbursements by Petitioning Entity                                      B           X
                                                                               ------------------------------------
     Bank Account Information                                                      C           X
                                                                               ------------------------------------
Statement of Operations                                                         MOR - 2        X
                                                                               ------------------------------------
Balance Sheet                                                                   MOR - 3        X
                                                                               ------------------------------------
Status of Postpetition Taxes                                                    MOR - 4        X
                                                                               ------------------------------------
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                           X
                                                                               ------------------------------------
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                  X
                                                                               ------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4        X
                                                                               ------------------------------------
Summary Accounts Receivable Aging                                               MOR - 5        X
                                                                               ------------------------------------
Debtor Questionnaire                                                            MOR - 5        X
                                                                               ------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                            Interim Chief Financial Officer
-------------------------------------         ----------------------------------
Signature of Responsible Party                Title

Rebecca A. Roof                               February 27, 2004
-------------------------------------         ----------------------------------
Printed Name of Responsible Party             Date:  February 27, 2004

SPECIAL NOTE:

At the time of filing the December Monthly Operating Report (MOR), the Company disclosed that year-end adjustments for LIFO, income taxes and minimum pension liability were not final, but such final adjustments would be reflected in an amended MOR. This amended MOR reflects those final adjustments in the financial statements of Convenience entities, Fleming Companies, Inc., and Fleming Companies, Inc. and Subsidiaries. In addition, the Status of Postpetition Taxes section on Form MOR-4 reflects changes primarily clarifying the presentation of balances and Form's MOR-1A and MOR-1B now reflect debt retirement of $325 million previously not reported.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   12/01/03 - 12/31/03

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers
  [1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11] [12] [13] [14]:

                        DEBTOR                                               CASE NUMBER
                        ------                                               -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                        03-10945
ABCO Food Group, Inc.                                                          03-10946
ABCO Markets, Inc.                                                             03-10947
ABCO Realty Corp.                                                              03-10948
Favar Concepts, Ltd.                                                           03-10953
Fleming Foods Management Co., L.L.C.                                           03-10954
Fleming Foods of Texas, L.P.                                                   03-10955
Fleming International, Ltd.                                                    03-10956
Fleming Transportation Service, Inc.                                           03-10957
Fleming Supermarkets of Florida, Inc.                                          03-10958
Food 4 Less Beverage Company, Inc.                                             03-10959
FuelServ, Inc.                                                                 03-10960
Piggly Wiggly Company                                                          03-10965
Progressive Realty, Inc.                                                       03-10966
Rainbow Food Group, Inc.                                                       03-10967
Retail Investments, Inc.                                                       03-10968
Retail Supermarkets, Inc.                                                      03-10970
RFS Marketing Services, Inc.                                                   03-10971
Richmar Foods, Inc.                                                            03-10972
Dunigan Fuels, Inc.                                                            03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE:
Core-Mark International, Inc.                                                  03-10944
ASI Office Automation, Inc.                                                    03-10949
Core-Mark Mid-Continent, Inc.                                                  03-10950
Core-Mark Interrelated Companies, Inc.                                         03-10951
C/M Products, Inc.                                                             03-10952
General Acceptance Corporation                                                 03-10961
Marquise Ventures Company, Inc.                                                03-10962
Head Distributing Company                                                      03-10963
Minter Weisman Co.                                                             03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4]      Period 3 refers to February 23, 2003 through March 22, 2003.

[5]      Period 4 refers to March 23, 2003 through April 19, 2003.

[6]      Period 5 refers to April 20, 2003 through May 17, 2003.

[7]      Period 6 refers to May 18, 2003 through June 14, 2003.

[8]      Period 7 refers to June 15 through July 12, 2003.

[9]      Period 8 refers to July 13 through August 9, 2003.

[10]     Period 9 refers to August 10 through September 6, 2003.

[11]     Period 10 refers to September 7, 2003 through October 4, 2003.

[12]     Period 11 refers to October 5, 2003 through November 1, 2003.

[13] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. All Core-Mark and Fleming entities are now on the same reporting basis.

[14] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company, LLC, etc.).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   12/01/03 - 12/31/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                  WEEK 1         WEEK 2         WEEK 3            WEEK 4
                                                -----------------------------------------------------------
CASH RECEIPTS:
   Fleming Receipts[3]                          $      (929)          (311)         3,500          1,548
   Core-Mark Receipts[3]                             71,386         64,864         61,757         54,855
   Asset / Excess Inventory Sales & Other             1,334          2,150           (331)        11,110

                                                --------------------------------------------------------
ACTUAL RECEIPTS                                 $    71,792    $    66,703    $    64,926    $    67,514
                                                --------------------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming [3]             $         -            (23)           (58)           (81)
   Material Purchases - Core-Mark[3]                (32,131)       (47,017)       (57,100)       (51,217)
   Tax Disbursements - Cigarettes                    (8,777)        (8,885)       (14,940)        (8,813)
   Tax Disbursements - Other                           (495)           (54)           (38)          (109)
   Employee & Payroll                                (4,905)        (1,849)        (4,466)        (1,405)
   Lease & Recurring Costs                             (739)          (652)          (595)           (46)
   Other Operating Costs                             (1,526)        (2,761)        (2,927)        (1,889)

                                                --------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS       $   (48,573)   $   (61,241)   $   (80,124)   $   (63,560)
                                                --------------------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2][4]     $    (3,500)             -              -            (54)
   Capital Expenditures                                   -              -              -              -
   Restructuring & Professional Fees                    (79)        (2,566)        (1,968)        (2,911)
   Debt Repayment [5]                                     -       (325,000)             -              -
   Interest & Financing                                (399)           (17)           (10)             -
   Other Non-Operating Costs                              -              -              -              -

                                                --------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS   $    (3,978)   $    (2,583)   $    (1,978)   $    (2,965)
                                                --------------------------------------------------------

                                                --------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                      $   (52,551)   $   (63,823)   $   (82,101)   $   (66,525)
                                                --------------------------------------------------------

                                                                  CURRENT
                                                                   PERIOD       CUMULATIVE FILING TO
                                                     WEEK 5        TOTAL                 DATE
                                                  --------------------------------------------------
CASH RECEIPTS:
   Fleming Receipts[3]                                 (2,391)   $     1,417        $ 2,416,953
   Core-Mark Receipts[3]                               41,675        294,538          3,050,974
   Asset / Excess Inventory Sales & Other               2,344         16,608            319,294

                                                  ---------------------------------------------
ACTUAL RECEIPTS                                   $    41,628    $   312,563        $ 5,787,221
                                                  ---------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming [3]                         -    $      (162)       $(1,618,908)
   Material Purchases - Core-Mark[3]                  (41,683)      (229,147)        (2,269,004)
   Tax Disbursements - Cigarettes                      (7,390)       (48,806)          (446,096)
   Tax Disbursements - Other                              (18)          (714)            (9,869)
   Employee & Payroll                                  (4,103)       (16,727)          (329,802)
   Lease & Recurring Costs                               (462)        (2,494)           (92,900)
   Other Operating Costs                               (2,705)       (11,808)          (245,978)

                                                  ---------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS         $   (56,361)   $  (309,858)       $(5,012,558)
                                                  ---------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2][4]                 -    $    (3,554)       $   (96,335)
   Capital Expenditures                                     -              -             (2,216)
   Restructuring & Professional Fees                   (3,321)       (10,845)           (58,815)
   Debt Repayment [5]                                       -       (325,000)          (325,000)
   Interest & Financing                                (1,523)        (1,949)           (81,208)
   Other Non-Operating Costs                                -              -                  -

                                                  ---------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS     $    (4,845)   $  (341,348)       $  (563,573)
                                                  ---------------------------------------------

TOTAL ACTUAL DISBURSEMENTS                        $   (61,205)   $  (651,206)       $(5,576,131)
                                                  ---------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                         $(651,206)
   LESS:  Transfers to Debtor in Possession Accounts                                                -
   PLUS:  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                  -
                                                                                            ---------

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                             $(651,206)

NOTES

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's December 1 through December 31 receipts and disbursements. Week 5 contains only 3 business days.

[2] The December Monthly Operating report (including the period 4 through period 11 plus November Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts.

[4] A $3.5 million DSD escrow disbursement made on November 26, 2003 was inadvertently excluded from the November MOR, but is reported above as week 1 activity in December.

[5] Senior Secured Bank Debt was paid down by $325 million as follows: $130 million reduction in revolver loans, $128 million reduction in term loans, and $67 million set aside in restricted cash related to the collateralization of prepetition letters of credit.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   12/01/03 - 12/31/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

        PETITIONING ENTITIES                            CASE NUMBER     CURRENT PERIOD TOTAL      CUMULATIVE FILING TO DATE
---------------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.                             03-10944           $ (197,602)                 $ (1,974,288)
Fleming Companies, Inc.  [4] [5]                          03-10945             (359,115)                   (2,441,722)
ABCO Food Group, Inc.                                     03-10946                                                  -
ABCO Markets, Inc.                                        03-10947                                                  -
ABCO Realty Corp.                                         03-10948                                                  -
ASI Office Automation, Inc.                               03-10949                                                  -
Core-Mark Mid-Continent, Inc.                             03-10950              (47,580)                     (432,893)
Core-Mark Interrelated Companies, Inc.                    03-10951               (9,161)                      (70,473)
C/M Products, Inc.                                        03-10952                                                  -
Favar Concepts, Ltd.                                      03-10953                                               (667)
Fleming Foods Management Co., L.L.C.                      03-10954                                                  -
Fleming Foods of Texas, L.P.                              03-10955                                           (113,199)
Fleming International, Ltd.                               03-10956                                             (1,399)
Fleming Transportation Service, Inc.                      03-10957                                                124
Fleming Supermarkets of Florida, Inc.                     03-10958                                                  -
Food 4 Less Beverage Company, Inc.                        03-10959                                                  -
Fuelserv, Inc.                                            03-10960                                                  -
General Acceptance Corporation                            03-10961                                                  -
Marquise Ventures Company, Inc.                           03-10962                                                  -
Head Distributing Company                                 03-10963               (9,078)                      (66,724)
Minter Weisman Co.                                        03-10964              (28,670)                     (205,514)
Piggly Wiggly Company                                     03-10965                                               (891)
Progressive Realty, Inc.                                  03-10966                                                 (4)
Rainbow Food Group, Inc.                                  03-10967                                            (31,595)
Retail Investments, Inc.                                  03-10968                                           (165,252)
Retail Supermarkets, Inc.                                 03-10970                                                  -
RFS Marketing Services, Inc.                              03-10971                                                  -
Richmar Foods, Inc.                                       03-10972                                            (71,566)
Dunigan Fuels, Inc.                                       03-10973                                                (67)
                                                        -------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                                           $ (651,206)                 $ (5,576,131)
                                                        -------------------------------------------------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were paid $2.8 million for Fleming Companies, Inc. and $13.2 million to Core-Mark International, Inc. Benefits paid of $.8 million were allocated between Fleming and Core-Mark based on each entities payroll for the month.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 12/01/03 - 12/31/03 for the Current Period and for 4/1/03 - 12/31/03 for the Cumulative Filing to Date.

[4] A $3.5 million DSD escrow disbursement made on November 26, 2003 was inadvertently excluded from the November MOR, but is reported in the current period and cumulative filing to date numbers above.

[5] Senior Secured Bank Debt was paid down in December by $325 million as follows: $130 million reduction in revolver loans, $128 million reduction in term loans, and $67 million set aside in resticted cash related to the collateralization of prepetition letters of credit.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   12/31/03
BANK ACCOUNT INFORMATION

    PETITIONING ENTITIES                      BANK                 ACCOUNT NUMBER              TYPE
------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc          Bank Of Montreal                  5691032070   Disbursement
Core-Mark International, Inc          Bank Of Montreal                127881013601   Disbursement
Core-Mark International, Inc          Bank Of Montreal                 07600000313   Depository/Disbursement
Core-Mark International, Inc          Bank Of Montreal                 07601154963   Disbursement
Core-Mark International, Inc          Bank Of Montreal                 07601102397   Disbursement
Core-Mark International, Inc          Bank Of Montreal               0004-1664-436   Disbursement
Core-Mark International, Inc          Bank Of Montreal                 07604601086   FX Swap Funding Acct
Core-Mark International, Inc          JP Morgan                          323252028   Depository
Core-Mark International, Inc          JP Morgan Chase                   9102775419   Disbursement
Core-Mark International, Inc          JP Morgan Chase                   9102775435   Disbursement
Core-Mark International, Inc          JP Morgan Chase                   9102775443   Disbursement
Core-Mark International, Inc          JP Morgan Chase                   9102775427   Disbursement
Core-Mark International, Inc          JP Morgan Chase                    601809668   Disbursement
Core-Mark International, Inc          Scotia Bank                     112390010715   Depository
Core-Mark International, Inc          Scotia Bank                      71480000914   Depository
Core-Mark International, Inc          Scotia Bank                    4052700104313   Depository
Core-Mark International, Inc          Scotia Bank                     714800001414   Depository
Core-Mark International, Inc          Scotia Bank                     714800011312   Depository
Core-Mark International, Inc          Washington Trust Bank             1001823194   Depository
Core-Mark International, Inc          Wells Fargo                       4159287788   Depository
Core-Mark International, Inc          Wells Fargo                       4518099999   Depository
Core-Mark International, Inc          Wells Fargo                       4311848436   Depository
Core-Mark International, Inc          Wells Fargo                       4159555366   Depository
Core-Mark International, Inc          Wells Fargo                       4518100110   Depository
Core-Mark International, Inc          Wells Fargo                       4128523081   Depository
Core-Mark International, Inc          Wells Fargo                       4518100235   Depository
Core-Mark International, Inc          Wells Fargo                       4518100177   Depository
Core-Mark International, Inc          Wells Fargo                       4758355309   Depository
Core-Mark International, Inc          Wells Fargo                       4159688902   Depository
Core-Mark International, Inc          Wells Fargo                       4091220731   Depository
Core-Mark International, Inc          Wells Fargo                       4801900069   Depository
Core-Mark International, Inc          Wells Fargo                       4801908815   Depository
Core-Mark International, Inc          Wells Fargo                       4496851460   Depository
Core-Mark International, Inc          Wells Fargo                       4311848584   Disbursement
Core-Mark International, Inc          Wells Fargo                       4759613938   Disbursement
Core-Mark International, Inc          Wells Fargo                       4518110564   Disbursement
Core-Mark International, Inc          Wells Fargo / Wachovia             540459849   Disbursement
Core-Mark International, Inc          Wilson & Muir                        7516436   Depository
Fleming Companies, Inc.               Bank of America                8,188,812,687   Depository
Fleming Companies, Inc.               Bank of America                   3751525666   Depository
Fleming Companies, Inc.               Bank of America                   3751508777   Depository
Fleming Companies, Inc.               Bank of America                   3751022745   Depository
Fleming Companies, Inc.               Bank One                            10148350   Disbursement
Fleming Companies, Inc.               Fleet Non Union Health               1713312   Disbursement
Fleming Companies, Inc.               JP Morgan                           22426761   Disbursement
Fleming Companies, Inc.               JP Morgan                        88063623919   Depository
Fleming Companies, Inc.               JP Morgan                         8806363428   Depository
Fleming Companies, Inc.               JP Morgan                          323252842   Depository
Fleming Companies, Inc.               JP Morgan                         8806258339   Depository
Fleming Companies, Inc.               JP Morgan                         8806247712   Depository
Fleming Companies, Inc.               JP Morgan                         8806232185   Depository
Fleming Companies, Inc.               JP Morgan                         8806232227   Depository
Fleming Companies, Inc.               JP Morgan                         8806258271   Depository/Disbursement
Fleming Companies, Inc.               JP Morgan                         8806362958   Depository/Disbursement
Fleming Companies, Inc.               JP Morgan                         8806170047   Disbursement
Fleming Companies, Inc.               JP Morgan                         8805174594   Disbursement
Fleming Companies, Inc.               JP Morgan                         6300030353   Disbursement
Fleming Companies, Inc.               JP Morgan                         8805223029   Disbursement
Fleming Companies, Inc.               JP Morgan                         6300065052   Disbursement
Fleming Companies, Inc.               JP Morgan                         6300062117   Disbursement
Fleming Companies, Inc.               JP Morgan                         6300036160   Disbursement
Fleming Companies, Inc.               JP Morgan                         6300064998   Disbursement
Fleming Companies, Inc.               Washington Mutual Bank            0673106722   Escrow
Fleming Companies, Inc.               Washington Mutual Bank             374854494   Escrow
Head Distributing Co.                 Bank Of America                   3752010688   Depository
Head Distributing Co.                 Suntrust                          8801337430   Depository

                                                                    FORM MOR- 1C

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   12/31/03
BANK ACCOUNT INFORMATION

    PETITIONING ENTITIES                      BANK                  ACCOUNT NUMBER             TYPE
------------------------------------------------------------------------------------------------------------
Head Distributing Co.                 Union Planters Bank               3500594164   Depository
Minter Weisman                        Bank of America                   3299781296   Disbursement
Plymouth (Minter Weisman)             US Bank                         160234449926   Depository
Retail Investment, Inc.               JP Morgan                          860900985   Depository/Disbursement

                                                                    FORM MOR- 1C

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     DECEMBER 1, 2003 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]           DECEMBER 31, 2003
-----------------------------------------------------------------------
NET SALES                                                $ 344,412
COSTS AND EXPENSES: [3]
     Cost of sales                                        (331,392)
     Selling and administrative                            (11,727)
     Reorganization items, net                              (4,773)
     Interest expense                                       (2,435)
     Interest income and other                                 882
     Impairment/restructuring charges                       (4,424)
     Litigation charges
                                                     -------------
         TOTAL COSTS AND EXPENSES                         (353,870)
                                                     -------------

     Income/(Loss) before income taxes                      (9,458)
     Taxes on income/(loss) [3]                              1,048
                                                     -------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS [4]           (8,410)
                                                     -------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                     (16,469)
     Taxes on income/(loss) [3]                               (658)
                                                     -------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS [4]        (17,127)
                                                     -------------

NET INCOME/(LOSS)                                        $ (25,536)
                                                     -------------

NOTES

[1] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. All Core-Mark and Fleming entities are now on the same reporting basis.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.). The Statements of Operations for Convenience entities, Fleming Companies, Inc., and Fleming Companies, Inc. & Subsidiaries have been revised in this amended MOR to reflect the final year-end entries for LIFO and income taxes.

[4] Continuing Operations as of December 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS
         146. Four convenience locations were closed during 2003 (Marshfield in June and Adel (part of Head Distributing), Chicago, and Altoona at the end of 2003) with a portion of their business relocating to other convenience locations. None of this convenience business has been reclassified as Discontinued Operations.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 DECEMBER 1, 2003 -
                ABCO FOOD GROUP, INC.                            DECEMBER 31, 2003
-----------------------------------------------------------------------------------
NET SALES                                                           $        -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
     Litigation charges                                                      -
                                                                    ----------
         TOTAL COSTS AND EXPENSES
                                                                    ----------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
                                                                    ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
                                                                    ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                      (2)
     Taxes on income/(loss)                                                  -
                                                                    ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             (2)
                                                                    ----------

NET INCOME/(LOSS)                                                   $       (2)
                                                                    ----------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 -12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               DECEMBER 1, 2003 -
         CORE-MARK INTERNATIONAL, INC.                         DECEMBER 31, 2003
---------------------------------------------------------------------------------
NET SALES                                                          $ 245,065
COSTS AND EXPENSES:
     Cost of sales                                                  (233,765)
     Selling and administrative                                       (5,733)
     Reorganization items, net                                        (4,771)
     Interest expense                                                 (2,435)
     Interest income and other                                           843
     Impairment/restructuring charges                                      -
     Litigation charges                                                    -
                                                                   ---------
         TOTAL COSTS AND EXPENSES                                   (245,860)
                                                                   ---------

     Income/(Loss) before income taxes                                  (795)
     Taxes on income/(loss)                                            1,270
                                                                   ---------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                            475
                                                                   ---------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                     -
     Taxes on income/(loss)                                                -
                                                                   ---------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                            -
                                                                   ---------

NET INCOME/(LOSS)                                                  $     475
                                                                   ---------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                              DECEMBER 1, 2003 -
      CORE-MARK INTERRELATED COMPANIES, INC.                  DECEMBER 31, 2003
--------------------------------------------------------------------------------
NET SALES                                                          $  8,345
COSTS AND EXPENSES:
     Cost of sales                                                  (10,467)
     Selling and administrative                                         (91)
     Reorganization items, net                                            -
     Interest expense                                                     -
     Interest income and other                                           (0)
     Impairment/restructuring charges                                     -
     Litigation charges                                                   -
                                                                   --------
         TOTAL COSTS AND EXPENSES                                   (10,558)
                                                                   --------
     Income/(Loss) before income taxes                               (2,212)
     Taxes on income/(loss)                                               -
                                                                   --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                        (2,212)
                                                                   --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes
     Taxes on income/(loss)                                               -
                                                                   --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           -
                                                                   --------

NET INCOME/(LOSS)                                                  $ (2,212)
                                                                   --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               DECEMBER 1, 2003 -
          CORE-MARK MID-CONTINENT, INC.                        DECEMBER 31, 2003
--------------------------------------------------------------------------------
NET SALES                                                          $ 43,182
COSTS AND EXPENSES:
     Cost of sales                                                  (41,011)
     Selling and administrative                                        (869)
     Reorganization items, net                                            -
     Interest expense                                                     -
     Interest income and other                                           52
     Impairment/restructuring charges                                     -
     Litigation charges                                                   -
                                                                   --------
         TOTAL COSTS AND EXPENSES                                   (41,828)
                                                                   --------

     Income/(Loss) before income taxes                                1,354
     Taxes on income/(loss)                                             (15)
                                                                   --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                         1,339
                                                                   --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                    -
     Taxes on income/(loss)                                               -
                                                                   --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           -
                                                                   --------

NET INCOME/(LOSS)                                                  $  1,339
                                                                   --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                DECEMBER 01, 2003 -
              DUNIGAN FUELS, INC.                               DECEMBER 31, 2003
-----------------------------------------------------------------------------------
NET SALES                                                         $      -
COSTS AND EXPENSES:
     Cost of sales                                                       -
     Selling and administrative                                          -
     Reorganization items, net                                           -
     Interest expense                                                    -
     Interest income and other                                           -
     Impairment/restructuring charges                                    -
     Litigation charges                                                  -
                                                                  --------
         TOTAL COSTS AND EXPENSES
                                                                  --------

     Income/(Loss) before income taxes                                   -
     Taxes on income/(loss)                                              -
                                                                  --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                            -
                                                                  --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              (1,240)
     Taxes on income/(loss)                                             (1)
                                                                  --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     (1,241)
                                                                  --------

NET INCOME/(LOSS)                                                 $ (1,241)
                                                                  --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                DECEMBER 1, 2003 -
                  FAVAR CONCEPTS, LTD                           DECEMBER 31, 2003
-------------------------------------------------------------------------------------
NET SALES                                                         $      -
COSTS AND EXPENSES:
     Cost of sales                                                       -
     Selling and administrative                                          -
     Reorganization items, net                                           -
     Interest expense                                                    -
     Interest income and other                                           -
     Impairment/restructuring charges                                    -
     Litigation charges                                                  -
                                                                  --------
         TOTAL COSTS AND EXPENSES                                        -
                                                                  --------

     Income/(Loss) before income taxes                                   -
     Taxes on income/(loss)                                              -
                                                                  --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                            -
                                                                  --------
DISCONTINUED OPERATIONS:

     Income/(Loss) before income taxes                                   0
     Taxes on income/(loss)                                             (0)
                                                                  --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS (0)
                                                                  --------

NET INCOME/(LOSS)                                                 $     (0)
                                                                  --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                              DECEMBER 1, 2003 -
              FLEMING COMPANIES, INC.                         DECEMBER 31, 2003
------------------------------------------------------------------------------------
NET SALES                                                          $ 16,371
COSTS AND EXPENSES:
     Cost of sales                                                  (14,317)
     Selling and administrative                                      (3,369)
     Reorganization items, net                                           (2)
     Interest expense                                                     -
     Interest income and other                                            1
     Impairment/restructuring charges                                (3,516)
     Litigation charges                                                   -
                                                                   --------
         TOTAL COSTS AND EXPENSES                                   (21,203)
                                                                   --------

     Income/(Loss) before income taxes                               (4,832)
     Taxes on income/(loss)                                               -
                                                                   --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                        (4,832)
                                                                   --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              (16,610)
     Taxes on income/(loss)                                            (550)
                                                                   --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     (11,592)
                                                                   --------

NET INCOME/(LOSS)                                                  $(21,993)
                                                                   --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  DECEMBER 1, 2003 -
            FLEMING FOODS OF TEXAS, L.P.                          DECEMBER 31, 2003
-----------------------------------------------------------------------------------
NET SALES                                                              $      -
COSTS AND EXPENSES:
     Cost of sales                                                            -
     Selling and administrative                                               -
     Reorganization items, net                                                -
     Interest expense                                                         -
     Interest income and other                                                -
     Impairment/restructuring charges                                         -
     Litigation charges                                                       -
                                                                       --------
         TOTAL COSTS AND EXPENSES                                             -
                                                                       --------

     Income/(Loss) before income taxes                                        -
     Taxes on income/(loss)                                                   -
                                                                       --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
                                                                       --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                      316
     Taxes on income/(loss)                                                   -
                                                                       --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             316
                                                                       --------

NET INCOME/(LOSS)                                                      $    316
                                                                       --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                   DECEMBER 1, 2003 -
              FLEMING INTERNATIONAL, LTD                           DECEMBER 31, 2003
-------------------------------------------------------------------------------------
NET SALES                                                              $      -
COSTS AND EXPENSES:
     Cost of sales                                                            -
     Selling and administrative                                               -
     Reorganization items, net                                                -
     Interest expense                                                         -
     Interest income and other                                                -
     Impairment/restructuring charges                                         -
     Litigation charges                                                       -
                                                                       --------
         TOTAL COSTS AND EXPENSES                                             -
                                                                       --------
     Income/(Loss) before income taxes                                        -
     Taxes on income/(loss)                                                   -
                                                                       --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
                                                                       --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                        -
     Taxes on income/(loss)                                                 (20)
                                                                       --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             (20)
                                                                       --------

NET INCOME/(LOSS)                                                      $    (20)
                                                                       --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                             DECEMBER 1, 2003 -
    FLEMING TRANSPORTATION SERVICES, INC.                    DECEMBER 31, 2003
-------------------------------------------------------------------------------
NET SALES                                                      $      -
COSTS AND EXPENSES:
     Cost of sales                                                    -
     Selling and administrative                                       -
     Reorganization items, net                                        -
     Interest expense                                                 -
     Interest income and other                                        -
     Impairment/restructuring charges                                 -
     Litigation charges                                               -
                                                               --------
         TOTAL COSTS AND EXPENSES                                     -
                                                               --------

     Income/(Loss) before income taxes                                -
     Taxes on income/(loss)                                           -
                                                               --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                         -
                                                               --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                               10
     Taxes on income/(loss)                                          (0)
                                                               --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                      10
                                                               --------

NET INCOME/(LOSS)                                              $     10
                                                               --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                               DECEMBER 1, 2003 -
         HEAD DISTRIBUTING COMPANY                             DECEMBER 31, 2003
--------------------------------------------------------------------------------
NET SALES                                                          $  7,874
COSTS AND EXPENSES:
     Cost of sales                                                   (8,473)
     Selling and administrative                                        (630)
     Reorganization items, net                                            -
     Interest expense                                                     -
     Interest income and other                                          (16)
     Impairment/restructuring charges                                  (909)
     Litigation charges                                                   -
                                                                   --------
         TOTAL COSTS AND EXPENSES                                   (10,028)
                                                                   --------

     Income/(Loss) before income taxes                               (2,154)
     Taxes on income/(loss)                                            (140)
                                                                   --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                        (2,294)
                                                                   --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                    -
     Taxes on income/(loss)                                               -
                                                                   --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           -
                                                                   --------

NET INCOME/(LOSS)                                                  $ (2,294)
                                                                   --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                              DECEMBER 1, 2003 -
               MINTER-WEISMAN CO.                             DECEMBER 31, 2003
---------------------------------------------------------------------------------
NET SALES                                                          $ 23,574
COSTS AND EXPENSES:
     Cost of sales                                                  (23,359)
     Selling and administrative                                      (1,035)
     Reorganization items, net                                            -
     Interest expense                                                     -
     Interest income and other                                            2
     Impairment/restructuring charges                                     -
     Litigation charges                                                   -
                                                                   --------
         TOTAL COSTS AND EXPENSES                                   (24,392)
                                                                   --------

     Income/(Loss) before income taxes                                 (817)
     Taxes on income/(loss)                                             (67)
                                                                   --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                          (884)
                                                                   --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                    -
     Taxes on income/(loss)                                               -
                                                                   --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                           -
                                                                   --------

NET INCOME/(LOSS)                                                  $   (884)
                                                                   --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                             DECEMBER 1, 2003 -
            PIGGLY WIGGLY COMPANY                            DECEMBER 31, 2003
-------------------------------------------------------------------------------
NET SALES                                                      $      -
COSTS AND EXPENSES:
     Cost of sales                                                    -
     Selling and administrative                                       -
     Reorganization items, net                                        -
     Interest expense                                                 -
     Interest income and other                                        -
     Impairment/restructuring charges                                 -
     Litigation charges                                               -
                                                               --------
         TOTAL COSTS AND EXPENSES                                     -
                                                               --------

     Income/(Loss) before income taxes                                -
     Taxes on income/(loss)                                           -
                                                               --------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                         -
                                                               --------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              (12)
     Taxes on income/(loss)                                         (85)
                                                               --------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     (97)
                                                               --------

NET INCOME/(LOSS)                                              $    (97)
                                                               --------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                                                  DECEMBER 1, 2003 -
             PROGRESSIVE REALTY, INC.                                                             DECEMBER 31, 2003
             ------------------------                                                             ------------------
NET SALES                                                                                              $     -
COSTS AND EXPENSES:
      Cost of sales                                                                                          -
      Selling and administrative                                                                             -
      Reorganization items, net                                                                              -
      Interest expense                                                                                       -
      Interest income and other                                                                              -
      Impairment/restructuring charges                                                                       -
      Litigation charges                                                                                     -
                                                                                                       -------
           TOTAL COSTS AND EXPENSES                                                                          -
                                                                                                       -------
      Income/(Loss) before income taxes                                                                      -
      Taxes on income/(loss)                                                                                 -
                                                                                                       -------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                                               -
                                                                                                       -------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                                  1,209
      Taxes on income/(loss)                                                                                 -
                                                                                                       -------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                                         1,209
                                                                                                       -------
NET INCOME/(LOSS)                                                                                      $ 1,209
                                                                                                       -------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                    DECEMBER 1, 2003 -
             RAINBOW FOOD GROUP,  INC.                                                              DECEMBER 31, 2003
             ------------------------                                                               ------------------
NET SALES                                                                                               $    -
COSTS AND EXPENSES:
      Cost of sales                                                                                          -
      Selling and administrative                                                                             -
      Reorganization items, net                                                                              -
      Interest expense                                                                                       -
      Interest income and other                                                                              -
      Impairment/restructuring charges                                                                       -
      Litigation charges                                                                                     -
                                                                                                        ------
           TOTAL COSTS AND EXPENSES                                                                          -
                                                                                                        ------

      Income/(Loss) before income taxes                                                                      -
      Taxes on income/(loss)                                                                                 -
                                                                                                        ------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                                               -
                                                                                                        ------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                                   (215)
      Taxes on income/(loss)                                                                                 -
                                                                                                        ------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                                          (215)
                                                                                                        ------
NET INCOME/(LOSS)                                                                                       $ (215)
                                                                                                        ------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                  DECEMBER 1, 2003 -
             RETAIL INVESTMENTS, INC.                                                             DECEMBER 31, 2003
             ------------------------                                                             -------------------
NET SALES                                                                                                 $  -
COSTS AND EXPENSES:
      Cost of sales                                                                                          -
      Selling and administrative                                                                             -
      Reorganization items, net                                                                              -
      Interest expense                                                                                       -
      Interest income and other                                                                              -
      Impairment/restructuring charges                                                                       -
      Litigation charges                                                                                     -
                                                                                                          ----
           TOTAL COSTS AND EXPENSES                                                                          -
                                                                                                          ----

      Income/(Loss) before income taxes                                                                      -
      Taxes on income/(loss)                                                                                 -
                                                                                                          ----
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                                               -
                                                                                                          ----
Discontinued operations:
      Income/(Loss) before income taxes                                                                     (1)
      Taxes on income/(loss)                                                                                 -
                                                                                                          ----
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                                            (1)
                                                                                                          ----
NET INCOME/(LOSS)                                                                                         $ (1)
                                                                                                          ----

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                   DECEMBER 1, 2003 -
                    RFS MARKETING SERVICES, INC.                                                   DECEMBER 31, 2003
                    ---------------------------                                                    ------------------
NET SALES                                                                                                $   -
COSTS AND EXPENSES:
      Cost of sales                                                                                          -
      Selling and administrative                                                                             -
      Reorganization items, net                                                                              -
      Interest expense                                                                                       -
      Interest income and other                                                                              -
      Impairment/restructuring charges                                                                       -
      Litigation charges                                                                                     -
                                                                                                         -----
           TOTAL COSTS AND EXPENSES                                                                          -
                                                                                                         -----

      Income/(Loss) before income taxes                                                                      -
      Taxes on income/(loss)                                                                                 -
                                                                                                         -----
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                                               -
                                                                                                         -----
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                                    (25)
      Taxes on income/(loss)                                                                                (2)
                                                                                                         -----
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                                           (27)
                                                                                                         -----
NET INCOME/(LOSS)                                                                                        $ (27)
                                                                                                         -----

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                   DECEMBER 1, 2003 -
                 RICHMAR FOODS, INC                                                                DECEMBER 31, 2003
                 ------------------                                                                ------------------
NET SALES                                                                                                $   -
COSTS AND EXPENSES:
      Cost of sales                                                                                          -
      Selling and administrative                                                                             -
      Reorganization items, net                                                                              -
      Interest expense                                                                                       -
      Interest income and other                                                                              -
      Impairment/restructuring charges                                                                       -
      Litigation charges                                                                                     -
                                                                                                         -----
           TOTAL COSTS AND EXPENSES                                                                          -
                                                                                                         -----

      Income/(Loss) before income taxes                                                                      -
      Taxes on income/(loss)                                                                                 -
                                                                                                         -----
      INCOME/(LOSS) FROM CONTINUING OPERATIONS
                                                                                                         -----
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                                    102
      Taxes on income/(loss)                                                                                 -
                                                                                                         -----
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                                           102
                                                                                                         -----
NET INCOME/(LOSS)                                                                                        $ 102
                                                                                                         -----

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                                        AS OF
 FLEMING COMPANIES, INC. & SUBSIDIARIES [2] [9]                                                                  DECEMBER 31, 2003
 ----------------------------------------------                                                                  -----------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents [15]                                                                             $   389,888
        Receivables, net [3]                                                                                           501,392
        Inventories                                                                                                    191,490
        Assets held for sale [4]                                                                                         3,151
        Other current assets                                                                                            39,200
                                                                                                                   -----------
             TOTAL CURRENT ASSETS                                                                                    1,125,123
                                                                                                                   -----------
Investments and notes receivable, net                                                                                      889
Investment in direct financing leases                                                                                    1,606

Net property and equipment                                                                                              40,227

Other assets                                                                                                            49,464
                                                                                                                   -----------
TOTAL ASSETS                                                                                                       $ 1,217,308
                                                                                                                   -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable [3]                                                                                       $   239,826
        Liabilities held for sale                                                                                            -
        Other current liabilities [14]                                                                                  48,868
                                                                                                                   -----------
             TOTAL CURRENT LIABILITIES                                                                                 288,694
                                                                                                                   -----------

Long-term debt                                                                                                               -
Long-term obligations under capital leases [14]                                                                          1,593
Other liabilities                                                                                                        9,911

Liabilities subject to compromise [5] [6]                                                                            2,542,698

Net intercompany due to (from) [7]                                                                                     (10,376)

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                                                        136,221
        Capital in excess of par value                                                                                 710,623
        Reinvested earnings (deficit)                                                                               (2,335,298)
        Accumulated other comprehensive income:
             Additional minimum pension liability                                                                     (129,357)
             Cumulative foreign currency translation adjustment                                                          2,600
                                                                                                                   -----------
             TOTAL SHAREHOLDERS' EQUITY                                                                            $(1,615,211)
                                                                                                                   -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                                         $ 1,217,308
                                                                                                                   -----------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [5] [6]
Debt and notes payable [8] [10]                                                                                    $ 1,621,714
Accounts payable [11] [16]                                                                                             501,772
Closed store reserves [12]                                                                                              48,719
Other liabilities [11] [17]                                                                                            126,014
Pension obligation [13] [18]]                                                                                          228,355
Taxes payable [11] [19]                                                                                                 16,124
                                                                                                                   -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                                            $ 2,542,698

GENERAL

[1] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. All Core-Mark and Fleming entities are now on the same reporting basis.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[3] The accounts receivable balance as of December 31, 2003 includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[4] Continuing Operations as of December 31, 2003 includes only the convenience business (Core-Mark, including the Fleming 7). Assets of all businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[5] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, closed store reserves, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods..

[6] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be overstated.

[7] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[8] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

[9] The Balance Sheets for Convenience, Fleming Companies, Inc., and Fleming Companies, Inc. & Subsidiaries have been revised in this amended MOR to reflect the final year-end adjustments for LIFO, income taxes, and additional minimum pension liability adjustment.

FLEMING ENTITIES

[10] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are December balances.

[11] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 3 above.

[12] Closed store reserves are December balances.

[13] Pension obligation is a December balance.

[14] Net balances for capital leases do not include an amount for estimated damages related to the Debtors' bankruptcy filing.

[15] Cash and cash quivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $67 million.

CORE-MARK ENTITIES

[16] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 3 above.

[17] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[18] Pension obligation is a December balance.

[19] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                                   AS OF
                     ABCO FOOD GROUP, INC.                                                                   DECEMBER 31, 2003
                     --------------------                                                                    -----------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                                                    $     -
      Receivables, net                                                                                                   -
      Inventories                                                                                                        -
      Assets held for sale                                                                                               -
      Other current assets                                                                                               3
                                                                                                                   -------
           TOTAL CURRENT ASSETS                                                                                          3
                                                                                                                   -------
Investments and notes receivable, net                                                                                    -
Investment in direct financing leases                                                                                    -

                                                                                                                   -------
Net property and equipment                                                                                               -
                                                                                                                   -------
Other assets                                                                                                             -


                                                                                                                   -------
TOTAL ASSETS                                                                                                       $     3
                                                                                                                   -------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                                                             $     -
      Liabilities held for sale                                                                                          -
      Other current liabilities                                                                                          -
                                                                                                                   -------
           TOTAL CURRENT LIABILITIES                                                                                     -
                                                                                                                   -------
Long-term debt                                                                                                           -
Long-term obligations under capital leases                                                                               -
Other liabilities                                                                                                        -

Liabilities subject to compromise                                                                                    1,300

Net intercompany due to (from)                                                                                      (1,297)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                                                            -
      Capital in excess of par value                                                                                     -
      Reinvested earnings (deficit)                                                                                      -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                                                          -
           Cumulative foreign currency translation adjustment                                                            -
                                                                                                                   -------
           TOTAL SHAREHOLDERS' EQUITY                                                                              $     -
                                                                                                                   -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                                         $     3
                                                                                                                   -------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                                             $     -
Accounts payable                                                                                                     1,300
Closed store reserves                                                                                                    -
Other liabilities                                                                                                        -
Pension obligation                                                                                                       -
Taxes payable                                                                                                            -
                                                                                                                   -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                                            $ 1,300

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                                     AS OF
                   CORE-MARK INTERNATIONAL, INC.                                                               DECEMBER 31, 2003
                   ----------------------------                                                               ------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                                                 $  50,518
       Receivables, net                                                                                            141,364
       Inventories                                                                                                 123,120
       Assets held for sale                                                                                              -
       Other current assets                                                                                         28,289
                                                                                                                 ---------
            TOTAL CURRENT ASSETS                                                                                   343,291
                                                                                                                 ---------
Investments and notes receivable, net                                                                                    -
Investment in direct financing leases                                                                                    -
                                                                                                                 ---------
Net property and equipment                                                                                          19,783
                                                                                                                 ---------
Other assets                                                                                                        36,508
                                                                                                                 ---------
TOTAL ASSETS                                                                                                     $ 399,581
                                                                                                                 ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                                                          $ 108,102
       Liabilities held for sale                                                                                         -
       Other current liabilities                                                                                    10,633
                                                                                                                 ---------
            TOTAL CURRENT LIABILITIES                                                                              118,735
                                                                                                                 ---------

Long-term debt                                                                                                           -
Long-term obligations under capital leases                                                                               -
Other liabilities                                                                                                    4,718

Liabilities subject to compromise                                                                                  104,508

Net intercompany due to (from)                                                                                     171,621

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                                                           -
       Capital in excess of par value                                                                                    -
       Reinvested earnings (deficit)                                                                                     -
       Accumulated other comprehensive income:
            Additional minimum pension liability                                                                         -
            Cumulative foreign currency translation adjustment                                                           -
                                                                                                                 ---------
            TOTAL SHAREHOLDERS' EQUITY                                                                           $       -
                                                                                                                 ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                                       $ 399,581
                                                                                                                 ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                                           $       -
Accounts payable                                                                                                    96,746
Closed store reserves                                                                                                    -
Other liabilities                                                                                                        -
Pension obligation                                                                                                   5,578
Taxes payable                                                                                                        2,184
                                                                                                                 ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                                          $ 104,508

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                                   AS
           CORE-MARK INTERRELATED COMPANIES, INC.                                                         OF DECEMBER 31, 2003
           --------------------------------------                                                         --------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                                                 $      -
      Receivables, net                                                                                             2,474
      Inventories                                                                                                  7,379
      Assets held for sale                                                                                             -
      Other current assets                                                                                            49
                                                                                                                --------
           TOTAL CURRENT ASSETS                                                                                    9,901
                                                                                                                --------
Investments and notes receivable, net                                                                                  -
Investment in direct financing leases                                                                                  -
                                                                                                                --------
Net property and equipment                                                                                           321
                                                                                                                --------
Other assets                                                                                                           -
                                                                                                                --------
TOTAL ASSETS                                                                                                    $ 10,222
                                                                                                                --------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                                                          $  1,854
      Liabilities held for sale                                                                                        -
      Other current liabilities                                                                                        -
                                                                                                                --------
           Total current liabilities                                                                               1,854
                                                                                                                --------

Long-term debt                                                                                                         -
Long-term obligations under capital leases                                                                             -
Other liabilities                                                                                                      -

Liabilities subject to compromise                                                                                  5,242

Net intercompany due to (from)                                                                                     3,126

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                                                          -
      Capital in excess of par value                                                                                   -
      Reinvested earnings (deficit)                                                                                    -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                                                        -
           Cumulative foreign currency translation adjustment                                                          -
                                                                                                                --------
            TOTAL SHAREHOLDERS' EQUITY                                                                          $      -
                                                                                                                --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                                      $ 10,222
                                                                                                                --------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                                          $      -
Accounts payable                                                                                                   5,242
Closed store reserves                                                                                                  -
Other liabilities                                                                                                      -
Pension obligation                                                                                                     -
Taxes payable                                                                                                          -
                                                                                                                --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                                         $  5,242

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                                                 AS OF
            CORE-MARK MID-CONTINENT, INC.                                                                  DECEMBER 31, 2003
            ----------------------------                                                                   -----------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                                                 $      -
      Receivables, net                                                                                            25,309
      Inventories                                                                                                 27,330
      Assets held for sale                                                                                             -
      Other current assets                                                                                         2,869
                                                                                                                --------
           TOTAL CURRENT ASSETS                                                                                   55,508
                                                                                                                --------

Investments and notes receivable, net                                                                                  -

Investment in direct financing leases                                                                                  -
                                                                                                                --------
Net property and equipment                                                                                        11,534
                                                                                                                --------
Other assets                                                                                                       1,564
                                                                                                                --------
TOTAL ASSETS                                                                                                    $ 68,606
                                                                                                                --------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                                                          $ 14,597
      Liabilities held for sale                                                                                        -
      Other current liabilities                                                                                       15
                                                                                                                --------
           TOTAL CURRENT LIABILITIES                                                                              14,612
                                                                                                                --------

Long-term debt                                                                                                         -
Long-term obligations under capital leases                                                                             -
Other liabilities                                                                                                      -

Liabilities subject to compromise                                                                                  5,800

Net intercompany due to (from)                                                                                    48,194

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                                                          -
      Capital in excess of par value                                                                                   -
      Reinvested earnings (deficit)                                                                                    -
      Accumulated other comprehensive income:
           Additional minimum pension liability                                                                        -
           Cumulative foreign currency translation adjustment                                                          -
                                                                                                                --------
           TOTAL SHAREHOLDERS' EQUITY                                                                           $      -
                                                                                                                --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                                      $ 68,606
                                                                                                                --------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                                          $      -
Accounts payable                                                                                                   5,800
Closed store reserves                                                                                                  -
Other liabilities                                                                                                      -
Pension obligation                                                                                                     -
Taxes payable                                                                                                          -
                                                                                                                --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                                         $  5,800

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                    DUNIGAN FUELS, INC.                                         DECEMBER 31, 2003
                    -------------------                                         -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $      -
     Receivables, net                                                                  2,720
     Inventories                                                                           -
     Assets held for sale                                                                  -
     Other current assets                                                                  -
                                                                                    --------
         TOTAL CURRENT ASSETS                                                          2,720
                                                                                    --------

Investments and notes receivable, net                                                      -
Investment in direct financing leases                                                      -

                                                                                    --------
Net property and equipment                                                                 -
                                                                                    --------
Other assets                                                                               -
                                                                                    --------

TOTAL ASSETS                                                                        $  2,720
                                                                                    --------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $      -
     Liabilities held for sale                                                             -
     Other current liabilities                                                             -
                                                                                    --------
         TOTAL CURRENT LIABILITIES                                                         -
                                                                                    --------

Long-term debt                                                                             -
Long-term obligations under capital leases                                                 -
Other liabilities                                                                        172

Liabilities subject to compromise                                                      8,569

Net intercompany due to (from)                                                        (6,021)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                               -
     Capital in excess of par value                                                        -
     Reinvested earnings (deficit)                                                         -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                              -
         Cumulative foreign currency translation adjustment                                -
                                                                                    --------
         TOTAL SHAREHOLDERS' EQUITY                                                 $      -
                                                                                    --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $  2,720
                                                                                    --------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $      -
Accounts payable                                                                       8,569
Closed store reserves                                                                      -
Other liabilities                                                                          -
Pension obligation                                                                         -
Taxes payable                                                                              -
                                                                                    --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $  8,569

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                     AS OF
                        FAVAR CONCEPTS, LTD                                     DECEMBER 31, 2003
                        -------------------                                     -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $      -
     Receivables, net                                                                      -
     Inventories                                                                           -
     Assets held for sale                                                                  -
     Other current assets                                                                  -
                                                                                    --------
         TOTAL CURRENT ASSETS                                                              -
                                                                                    --------

Investments and notes receivable, net                                                      -
Investment in direct financing leases                                                      -

                                                                                    --------
Net property and equipment                                                                 -
                                                                                    --------
Other assets                                                                               -
                                                                                    --------

TOTAL ASSETS                                                                        $      -
                                                                                    --------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $      0
     Liabilities held for sale                                                             -
     Other current liabilities                                                            (3)
                                                                                    --------
         TOTAL CURRENT LIABILITIES                                                        (3)
                                                                                    --------

Long-term debt                                                                             -
Long-term obligations under capital leases                                                 -
Other liabilities                                                                          -

Liabilities subject to compromise                                                        555

Net intercompany due to (from)                                                          (552)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                               -
     Capital in excess of par value                                                        -
     Reinvested earnings (deficit)                                                         -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                              -
         Cumulative foreign currency translation adjustment                                -
                                                                                    --------
         TOTAL SHAREHOLDERS' EQUITY                                                 $      -
                                                                                    --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $      0
                                                                                    --------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $      -
Accounts payable                                                                         555
Closed store reserves                                                                      -
Other liabilities                                                                          -
Pension obligation                                                                         -
Taxes payable                                                                              -
                                                                                    --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $    555

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                        FLEMING COMPANIES, INC.                                 DECEMBER 31, 2003
                        -----------------------                                 -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents [2]                                                 $   338,584
     Receivables, net                                                                  265,035
     Inventories                                                                        11,066
     Assets held for sale                                                                3,151
     Other current assets                                                                5,782
                                                                                   -----------
         TOTAL CURRENT ASSETS                                                          623,619
                                                                                   -----------

Investments and notes receivable, net                                                      889
Investment in direct financing leases                                                    1,606

                                                                                   -----------
Net property and equipment                                                               4,537
                                                                                   -----------
Other assets                                                                            10,791
                                                                                   -----------

TOTAL ASSETS                                                                       $   641,442
                                                                                   -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                              $   107,545
     Liabilities held for sale                                                               -
     Other current liabilities                                                          35,988
                                                                                   -----------
         TOTAL CURRENT LIABILITIES                                                     143,533
                                                                                   -----------

Long-term debt                                                                               -
Long-term obligations under capital leases                                               1,593
Other liabilities                                                                        5,020

Liabilities subject to compromise                                                    2,360,508

Net intercompany due to (from)                                                        (254,002)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                           136,221
     Capital in excess of par value                                                    710,623
     Reinvested earnings (deficit)                                                  (2,335,298)
     Accumulated other comprehensive income:
         Additional minimum pension liability                                         (129,357)
         Cumulative foreign currency translation adjustment                              2,600
                                                                                   -----------
         TOTAL SHAREHOLDERS' EQUITY                                                $(1,615,211)
                                                                                   -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $   641,442
                                                                                   -----------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                             $ 1,621,714
Accounts payable                                                                       331,114
Closed store reserves                                                                   48,719
Other liabilities                                                                      123,493
Pension obligation                                                                     222,777
Taxes payable                                                                           12,691
                                                                                   -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                            $ 2,360,508

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $67 million.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                       FLEMING FOODS OF TEXAS, L.P.                             DECEMBER 31, 2003
                       ----------------------------                             -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                     $         -
     Receivables, net                                                                   27,483
     Inventories                                                                             -
     Assets held for sale                                                                    -
     Other current assets                                                                  425
                                                                                   -----------
         TOTAL CURRENT ASSETS                                                           27,907
                                                                                   -----------

Investments and notes receivable, net                                                        -
Investment in direct financing leases                                                        -

                                                                                   -----------
Net property and equipment                                                                   -
                                                                                   -----------
Other assets                                                                                 4
                                                                                   -----------

TOTAL ASSETS                                                                       $    27,911
                                                                                   -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                              $       300
     Liabilities held for sale                                                               -
     Other current liabilities                                                              (2)
                                                                                   -----------
         TOTAL CURRENT LIABILITIES                                                         297
                                                                                   -----------

Long-term debt                                                                               -
Long-term obligations under capital leases                                                   -
Other liabilities                                                                            -

Liabilities subject to compromise                                                       13,865

Net intercompany due to (from)                                                          13,749

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                 -
     Capital in excess of par value                                                          -
     Reinvested earnings (deficit)                                                           -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                                -
         Cumulative foreign currency translation adjustment                                  -
                                                                                   -----------
         TOTAL SHAREHOLDERS' EQUITY                                                $         -
                                                                                   -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $    27,911
                                                                                   -----------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                             $         -
Accounts payable                                                                        12,209
Closed store reserves                                                                        -
Other liabilities                                                                          405
Pension obligation                                                                           -
Taxes payable                                                                            1,250
                                                                                   -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                            $    13,865

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03 - 10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                    FLEMING INTERNATIONAL, LTD                                  DECEMBER 31, 2003
                    --------------------------                                  -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                     190
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                             190
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                                -
                                                                                    ---------

TOTAL ASSETS                                                                        $     190
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $       -
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                          -
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           -

Net intercompany due to (from)                                                            190

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $     190
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                            -
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
            FLEMING TRANSPORTATION SERVICES, INC.                               DECEMBER 31, 2003
            -------------------------------------                               -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                      (2)
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                              (2)
                                                                                    ---------
Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                                -
                                                                                    ---------

TOTAL ASSETS                                                                        $      (2)
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $     (50)
     Liabilities held for sale                                                              -
     Other current liabilities                                                             69
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                         19
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                         252

Net intercompany due to (from)                                                           (273)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $      (2)
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                          252
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $     252

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                    HEAD DISTRIBUTING COMPANY                                   DECEMBER 31, 2003
                    -------------------------                                   -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $     333
     Receivables, net                                                                  10,533
     Inventories                                                                        7,932
     Assets held for sale                                                                   -
     Other current assets                                                                (112)
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                          18,686
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                              1,806
                                                                                    ---------
Other assets                                                                              455
                                                                                    ---------

TOTAL ASSETS                                                                        $  20,948
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $    (310)
     Liabilities held for sale                                                              -
     Other current liabilities                                                            140
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                       (170)
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                       6,835

Net intercompany due to (from)                                                         14,283

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $  20,948
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                        6,835
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $   6,835

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                    MINTER-WEISMAN CO.                                          DECEMBER 31, 2003
                    ------------------                                          -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $     453
     Receivables, net                                                                  11,736
     Inventories                                                                       14,663
     Assets held for sale                                                                   -
     Other current assets                                                                 825
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                          27,677
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                              2,246
                                                                                    ---------
Other assets                                                                               32
                                                                                    ---------

TOTAL ASSETS                                                                        $  29,954
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $   5,007
     Liabilities held for sale                                                              -
     Other current liabilities                                                             67
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                      5,074
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                       5,814

Net intercompany due to (from)                                                         19,067

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $  29,954
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                        5,814
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $   5,814

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                  PIGGLY WIGGLY COMPANY                                         DECEMBER 31, 2003
                  ---------------------                                         -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                     487
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                             487
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                                -
                                                                                    ---------

TOTAL ASSETS                                                                        $     487
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $     161
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                        161
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                         319

Net intercompany due to (from)                                                              7

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $     487
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                          319
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $     319

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                 PROGRESSIVE REALTY, INC.                                       DECEMBER 31, 2003
                 ------------------------                                       -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                       -
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   -
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                               -
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                                -
                                                                                    ---------

TOTAL ASSETS                                                                        $       -
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $       -
     Liabilities held for sale                                                              -
     Other current liabilities                                                            301
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                        301
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           9

Net intercompany due to (from)                                                           (311)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $       -
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                            9
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $       9

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                     RAINBOW FOOD GROUP, INC.                                   DECEMBER 31, 2003
                     ------------------------                                   -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                   5,194
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                  23
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                           5,217
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                               79
                                                                                    ---------

TOTAL ASSETS                                                                        $   5,296
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $     896
     Liabilities held for sale                                                              -
     Other current liabilities                                                             43
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                        939
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                      19,842

Net intercompany due to (from)                                                        (15,484)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $   5,296
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                       19,842
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $  19,842

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                  RETAIL INVESTMENTS, INC.                                      DECEMBER 31, 2003
                  ------------------------                                      -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                       -
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                  (3)
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                              (3)
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                                -
                                                                                    ---------

TOTAL ASSETS                                                                        $      (3)
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $      (0)
     Liabilities held for sale                                                              -
     Other current liabilities                                                              -
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                         (0)
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           -

Net intercompany due to (from)                                                             (3)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $      (3)
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                            -
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                  RFS MARKETING SERVICES, INC.                                  DECEMBER 31, 2003
                  ----------------------------                                  -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                       -
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                                   1
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                               1
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                               31
                                                                                    ---------

TOTAL ASSETS                                                                        $      32
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $      11
     Liabilities held for sale                                                              -
     Other current liabilities                                                             10
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                         21
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                           -

Net intercompany due to (from)                                                             10

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $      32
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                            -
Closed store reserves                                                                       -
Other liabilities                                                                           -
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                      AS OF
                   RICHMAR FOODS, INC.                                          DECEMBER 31, 2003
                   -------------------                                          -----------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                      $       -
     Receivables, net                                                                   8,869
     Inventories                                                                            -
     Assets held for sale                                                                   -
     Other current assets                                                               1,050
                                                                                    ---------
         TOTAL CURRENT ASSETS                                                           9,920
                                                                                    ---------

Investments and notes receivable, net                                                       -
Investment in direct financing leases                                                       -

                                                                                    ---------
Net property and equipment                                                                  -
                                                                                    ---------
Other assets                                                                                -
                                                                                    ---------

TOTAL ASSETS                                                                        $   9,920
                                                                                    ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                               $   1,712
     Liabilities held for sale                                                              -
     Other current liabilities                                                          1,607
                                                                                    ---------
         TOTAL CURRENT LIABILITIES                                                      3,319
                                                                                    ---------

Long-term debt                                                                              -
Long-term obligations under capital leases                                                  -
Other liabilities                                                                           -

Liabilities subject to compromise                                                       9,279

Net intercompany due to (from)                                                         (2,679)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                                -
     Capital in excess of par value                                                         -
     Reinvested earnings (deficit)                                                          -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                               -
         Cumulative foreign currency translation adjustment                                 -
                                                                                    ---------
         TOTAL SHAREHOLDERS' EQUITY                                                 $       -
                                                                                    ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $   9,920
                                                                                    ---------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                              $       -
Accounts payable                                                                        7,164
Closed store reserves                                                                       -
Other liabilities                                                                       2,115
Pension obligation                                                                          -
Taxes payable                                                                               -
                                                                                    ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             $   9,279

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                      BEGINNING      AMOUNT                      ENDING
                                         TAX       WITHHELD OR     AMOUNT         TAX
     FLEMING [9] [11]                 LIABILITY      ACCRUED      PAID [10]    LIABILITY
     ----------------                 ---------    -----------    ---------    ---------
FEDERAL
Payroll Taxes [1]                     $       -    $         -    $       -    $       -
Income [12]                                (387)           658         (234)          37
                                      ---------    -----------    ---------    ---------
    TOTAL FEDERAL TAXES               $    (387)   $       658    $    (234)   $      37
                                      ---------    -----------    ---------    ---------

STATE AND LOCAL
Payroll Taxes [1]                     $       -    $         -    $       -    $       -
Sales [2]                                 1,744              -         (724)       1,020
Excise [2]                                    -              -            -            -
Real & Personal Property [3]              2,441              -            -        2,441
Cigarette & Tobacco [4]                       -              -            -            -
Franchise [2]                              (144)             -          600          456
                                      ---------    -----------    ---------    ---------
    Total State and Local             $   4,041    $         -    $    (124)   $   3,917
                                      ---------    -----------    ---------    ---------

TOTAL TAXES                           $   3,654    $       658    $    (358)   $   3,954
                                      ---------    -----------    ---------    ---------

                                      BEGINNING      AMOUNT                      ENDING
                                         TAX       WITHHELD OR     AMOUNT         TAX
         CORE-MARK [9] [11]           LIABILITY      ACCRUED        PAID       LIABILITY
         ------------------           ---------    -----------    ---------    ---------
FEDERAL
Payroll Taxes [1]                     $     325    $     2,414    $  (3,590)   $    (851)
Income [12]                                   -            237            -          237
                                      ---------    -----------    ---------    ---------
    TOTAL FEDERAL TAXES               $     325    $     2,651    $  (3,590)   $    (614)
                                      ---------    -----------    ---------    ---------

STATE AND LOCAL
Payroll Taxes [1]                     $       1    $       306    $    (466)   $    (159)
Sales                                        13             36          (38)          11
Excise                                      284            102         (160)         226
Real & Personal Property [3]                651            146         (157)         640
Cigarette & Tobacco                      33,513         93,254      (77,261)      49,506
Other: GST [5]                            4,201          1,701       (4,102)       1,800
Other: Spokane & Portland B&O Tax [6]       107             50          (47)         110
                                      ---------    -----------    ---------    ---------
    Total State and Local             $  38,770    $    95,595    $ (82,231)   $  52,134
                                      ---------    -----------    ---------    ---------

TOTAL TAXES                           $  39,095    $    98,246    $ (85,821)   $  51,521
                                      ---------    -----------    ---------    ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]     AMOUNT
-------------------------------------------------    ---------
Current                                              $       -
0 - 30 days [7]                                        110,576
31 - 60 days                                                 -
61 - 90 days                                                 -
91 + days                                                    -
                                                     ---------
Total Accounts Payable [8]                           $ 110,576
                                                     ---------

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]   AMOUNT
---------------------------------------------------  ---------
Current                                              $       -
0 - 30 days [7]                                        129,251
31 - 60 days                                                 -
61 - 90 days                                                 -
91 + days                                                    -
                                                     ---------
Total Accounts Payable [8]                           $ 129,251
                                                     ---------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, excise and franchise postpetition taxes are calculated by adding to the November balance the net accrual increase/decrease in the period ending December 31st.

[3] Fleming's postpetition real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]  GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-Mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] At the close of the 11th period, Fleming Companies, Inc. changed its' reporting period from a 13 period reporting basis to a month-end basis. All Core-Mark and Fleming entities are now on the same reporting basis.

[10] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[11] Tax amounts have been updated to reflect the sign of the amounts consistently with the presentation of liabilities in the balance sheet. Credit balances are positive and debit balances are negative.

[12] The Federal Income Tax category includes balances and activity for both
     Federal and State.

                                                                      FORM MOR-4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]        AMOUNT
-----------------------------------------       ---------
Not Due                                         $  24,713
                                                ---------
Current                                             6,275
                                                ---------
1 - 7 days old                                      1,183
                                                ---------
8 - 14 days old                                     1,183
                                                ---------
15 - 21 days old                                    1,183
                                                ---------
+ Over 21 days                                    353,660
                                                ---------
Credits Over 21 days [6]                                -
                                                ---------
Total Accounts Receivable                       $ 388,197
                                                ---------
Amount considered uncollectible (Bad Debt) [3]    (78,220)
                                                ---------
Accounts Receivable (Net)                       $ 309,977
                                                ---------

 CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]     AMOUNT
 -------------------------------------------    ---------
Current                                         $ 169,234
                                                ---------
1 - 30 days old                                    24,597
                                                ---------
31 - 45 days old                                      846
                                                ---------
40 - 60 days old                                      439
                                                ---------
61 - 90 days old                                    1,380
                                                ---------
91 - 120 days old                                     633
                                                ---------
+ Over 120 days                                     3,634
                                                ---------
Total Accounts Receivable                       $ 200,763
                                                ---------
Amount considered uncollectible (Bad Debt) [3]     (9,348)
                                                ---------
Accounts Receivable (Net)                       $ 191,415
                                                ---------

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                        YES  NO
----------------------------                                                                                        ---  --
1. Have any assets been sold or transferred outside the normal course of business this reporting period?
   If yes, provide an explanation below.[5]                                                                          X
                                                                                                                    ---  ---
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
   If yes, provide an explanation below.                                                                                 X
                                                                                                                    ---  ---
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.                         X
                                                                                                                    ---  ---
4. Are workers compensation, general liability and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                                                              X
                                                                                                                    ---  ---

NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. In cases where detail accounts receivable amounts are not available, the amount is allocated to the aging brackets based on each brackets percentage of the total aged accounts receivable amount.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of December 31, 2003.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's month ended December 31, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current. No amount has currently been reserved for receivables from vendors.

[5] During the month of December, Fleming sold two warehouses and one retail store. The total proceeds of these transactions were approximately $3.7 million.

[6] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.

                                                                      FORM MOR-5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 12/01/03 - 12/31/03

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

Ernst & Young LLP  2121 San Jacinto Street, Suite 1500             Dallas Office
                   Dallas TX 75201                          Phone (214) 969-8000
                                                        Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: DECEMBER 1 TO DECEMBER 31, 2003

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

     - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

     - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

     - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

     - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

     - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

           January 14, 2004
                                             /s/ Lisa P. Shield
____________________________________         -----------------------------------
               Date                          Lisa P. Shield, Partner